                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                             JEFFERIES GROUP, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



                                 March 8, 2004
                     ---------------------------------------
                Date of Report (Date of earliest event reported)



        Delaware                         1-14947                 95-4719745
--------------------------------------------------------------------------------
 (State or other juris-                (Commission            (I.R.S. Employer
diction of incorporation)               File Number)         Identification No.)


              520 Madison Avenue, 12th Floor, New York, NY  10022
           --------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



                                 (212) 284-2550
           --------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

        On March 8, 2004, Joseph A. Schenk, Executive Vice President of Jefferies Group, Inc., a Delaware corporation (the "Company"), and Lloyd H. Feller, Secretary of the Company, executed an Officers' Certificate, pursuant to Sections 2.01 and 3.01 of the Indenture, dated as of March 12, 2002, between the Company and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture, dated as of July 15, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)     The following exhibits are filed with this report:

            Number          Exhibit
            ------          -------
            1               Officers' Certificate, dated March 8, 2004, pursuant
                            to Sections 2.01 and 3.01 of the Indenture, dated as
                            of March 12, 2002, between the Company and The Bank
                            of New York, as Trustee, as supplemented by the
                            First Supplemental Indenture, dated as of
                            July 15, 2003.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                JEFFERIES GROUP, INC.




Dated:  March 11, 2004                          By: /s/ Roland T. Kelly
                                                    ---------------------
                                                    Roland T. Kelly
                                                    Assistant Secretary

                                 EXHIBIT INDEX


Exhibit No.             Exhibit
-----------             -------
1                       Officers' Certificate, dated March 8, 2004, pursuant to
                        Sections 2.01 and 3.01 of the Indenture, dated as of
                        March 12, 2002, between the Company and The Bank of
                        New York, as Trustee, as supplemented by the First
                        Supplemental Indenture, dated as of July 15, 2003.